UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 8, 2024

TARGET GLOBAL ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41135	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 10176 Governor’s Square 23 Lime Tree Bay Avenue, Grand Cayman KY1-1102, Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): +1 345 814 5772

N/A

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TGAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TGAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	TGAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 8, 2024, Target Global Acquisition I Corp. (the “Company”), convened and then adjourned, without conducting any business, its extraordinary general meeting of shareholders (the “EGM”) for shareholders to vote on, among other things, a proposal to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association, dated December 8, 2021, as further amended on June 2, 2023 and December 15, 2023 (the “Articles”) to extend the date by which the Company must consummate an initial business combination (the “Termination Date”) from July 8, 2024 to December 9, 2024 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date, if the Company has by the Articles Extension Date entered into a letter of intent or definitive binding agreement to consummate a Business Combination, on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (the “Extension Proposal”). The only proposal submitted for a vote of the shareholders at the EGM was the approval of the adjournment of such meeting (the “Adjournment Proposal”) pursuant to Article 22.7 of the Company’s Articles in order to provide additional time for the Company to receive redemption request withdrawals to facilitate the Company’s ongoing compliance with the continued listing standards of The Nasdaq Stock Market.

As of the close of business, Eastern Time, on May 22, 2024, the record date for the EGM, there were 9,306,635 ordinary shares of the Company, consisting of 9,281,635 Class A ordinary shares, par value $0.0001 per share, and 25,000 Class B ordinary shares, par value $0.0001 per share, issued and outstanding and entitled to vote at the EGM, 94.5% of which were represented in person or by proxy, constituting a quorum to conduct business.

The following is a tabulation of the votes with respect to the Adjournment Proposal, which was approved by the Company’s shareholders:

Approval of Adjournment Proposal

Votes For	Votes Against	Abstentions
7,397,044	1,382,984	0

Item 8.01	Other Events

On July 8, 2024, the Company’s board of directors (the “Board”), upon request of CIIG Management III LLC (the “Designee”) and Target Global Sponsor Ltd (the “Sponsor”), delivered a notice to the Company’s trustee to extend the date by which the Company has to consummate a business combination from July 8, 2024, for an additional two days, to July 10, 2024. The Company’s Articles provide the Company the right to extend the Termination Date on a monthly basis for up to seven times by an additional one month each time (each, an “Extension”), from May 8, 2024 to December 8, 2024. On or about July 8, 2024, the Designee will deposit $5,806.45, which is the prorated amount for the additional two days, into the Company’s trust account in connection with the Extension, which will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Sponsor and will be repayable by the Company upon consummation of an initial business combination.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the EGM, the Extension Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Company’s Proxy Statement for the EGM filed with the SEC on June 17, 2024 (the “Proxy Statement”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Proxy Statement in connection with the EGM to consider and vote upon the Extension Proposal and other matters and, beginning on or about June 17, 2024, mailed the Proxy Statement and other relevant documents to its shareholders as of the May 22, 2024 record date for the EGM. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the EGM because these documents contain important information about the Company, the Extension Proposal and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, (345) 814-5772.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Target Global Acquisition I Corp.

Date: July 8, 2024	By:	/s/ Michael Minnick
	Name:	Michael Minnick
	Title:	Chief Executive Officer